AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL
EQUIBUILDER VARIABLE UNIVERSAL
LIFE INSURANCE POLICIES
SUPPLEMENT DATED MAY 1, 2007
TO POLICY PROSPECTUS
AS SUPPLEMENTED JULY 28, 2006

Effective as of May 1, 2007, American General Life Insurance Company ("AGL") is amending the EquiBuilder Variable Universal Life Insurance Policy prospectus for the sole purpose of amending information related to the American Home Assurance Company ("American Home") guarantee.

The following paragraphs replace the American Home Guarantee paragraphs as filed on July 28, 2006:

American Home Guarantee

Insurance obligations under Policies issued by AGL are guaranteed by American Home, an affiliate of AGL.  Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse.  The guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies.  The guarantee provides that Policy owners can enforce the guarantee directly.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies.  The Guarantee will not cover any Policies with a date of issue later than the Point of Termination.  The Guarantee will continue to cover all Policies, since the Policies are no longer sold, until all insurance obligations under such Policies are satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899.  American Home's principal executive office is located at 70 Pine Street, New York, New York 10270.  American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities.  American Home is an indirect wholly owned subsidiary of AIG and an affiliate of AGL.